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                                                                   EXHIBIT 10.19


                     SECOND RENEWAL AND EXTENSION AGREEMENT


    WHEREAS, National Education Corporation ("Borrower") executed a Revolving Line of Credit Note (the "Note") dated February 28, 1995, payable to the order of Steck-Vaughn Publishing Corporation ("Lender"), in the original principal sum of $10,000,000.00;

    WHEREAS, the indebtedness evidenced by the Note, as renewed, modified and extended, is secured by an Intercreditor Pledge Agreement Pledge and Security Agreement (the "Security Agreement") dated January 19, 1996 between Borrower, as Pledgor, and BZW Division of Barclays Bank PLC, as collateral agent, covering, among other collateral, all of the issued and outstanding shares of capital stock at any time owned by Borrower of Lender;

    WHEREAS, Borrower and Lender have heretofore renewed, modified and extended the Note pursuant to a Renewal and Extension Agreement (the "First Renewal") dated as of December 31, 1995 between Borrower and Lender;

    WHEREAS, Borrower has requested Lender to again renew and extend the term of the Note;

    NOW, THEREFORE, Borrower and Lender agree that:

    1. Effective from and after February 1, 1996, the maximum principal amount that may be drawn by Borrower and that may be outstanding at any time under the Note, as renewed, modified and extended, is $5,000,000.

    2.    The Event of Default stated in paragraph number 5 on page 4 of the
          Note is hereby amended in its entirety to hereafter read as follows, to wit:

             Any "Event of Default" as defined in that certain Credit Agreement (the "Credit Agreement") dated January 19, 1996 among NEC, the several lenders from time to time parties thereto and BZW Division of Barclays Bank PLC, as Agent, has occurred and is continuing.

          The Events of Default stated in paragraphs 1, 2, 3, 4, 6, 7, and 8 on pages 3 and 4 of the Note shall remain as stated in the Note.

    3. After the effective date hereof, the Note shall be due and payable as follows, to wit:

          Interest only shall be due and payable monthly as it accrues on the first day of each month beginning April 1, 1996 and continuing on the first day
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          of each month thereafter until June 30, 1996 when the entire balance of unpaid principal and accrued, unpaid interest shall be due and payable in full. Each installment shall be applied first to the payment of accrued interest payable on the unpaid principal balance, with the remainder being applied to the reduction of principal.

    4. The principal balance of the Note from time to time remaining unpaid shall continue to bear interest at the rate of interest applicable thereto as set forth in the Note, provided that the interest payable shall not exceed the maximum amount that may be lawfully charged.

          After default or maturity, principal and past-due interest shall bear interest at the rate of interest applicable thereto as set forth in the Note, provided that the interest payable shall not exceed the maximum amount that may be lawfully charged.

    5. All agreements between Borrower and Lender, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand for payment or acceleration of the maturity of the Note, as renewed, modified and extended, or otherwise, shall the interest contracted for, charged or received by Lender exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Lender in excess of the maximum lawful amount, the interest payable to Lender shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance Lender shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal of the Note, as renewed, modified and extended, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of the Note, as renewed, modified and extended, such excess shall be refunded to Borrower. All interest paid or agreed to be paid to the holder of the Note, as herein renewed, modified and extended, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread so that the interest thereon shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between Borrower and Lender.

    6. Borrower hereby renews the Note and promises to pay to the order of Lender at its offices at 1025 Northern Boulevard, Roslyn, New York (or such other place of payment as the Lender shall notify Borrower) the principal sum thereof as may be advanced and remains unpaid, with





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          interest as specified in the Note, as renewed, modified and extended, and to perform all of Borrower's obligations under the Note, the Security Agreement, and any other documents pertaining thereto (the "Other Documents").

    7. Borrower covenants and warrants that the Note, the Security Agreement and the Other Documents are not in default after giving effect to the extension, modification and renewal herein granted; there are no defenses, counterclaims or offsets to the Note, the Security Agreement or the Other Documents; that the Note and Security Agreement, as renewed, modified and extended, are in full force and effect, and that the Security Agreement shall continue to secure payment of the indebtedness evidenced by the Note, as renewed, modified and extended.

    8. Borrower further covenants and warrants to Lender that the execution and delivery of this Second Renewal and Extension Agreement by Borrower will not be in contravention of or cause a default under any agreement to which Borrower is a party.

    9. THE NOTE, AS RENEWED, MODIFIED AND EXTENDED, SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS IN THE STATE OF NEW YORK.

    10. The Note, the Security Agreement and the Other Documents shall remain in full force and effect as renewed, modified and extended by the First Renewal and by this Second Renewal and Extension Agreement.

    11. This Second Renewal and Extension Agreement may be executed in duplicate originals and each duplicate shall have the same force and effect as an original.





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    EXECUTED to be effective as of March 31, 1996.


                                                 "BORROWER"

                                        NATIONAL EDUCATION CORPORATION



                                        By:
                                           ------------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------



                                                    "LENDER"

                                        STECK-VAUGHN PUBLISHING CORPORATION



                                        By:
                                           ------------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------





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